UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

Commission File Number: 1-35317

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	45-3591625
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 251-0171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 15, 2012, the board of directors of the general partner of Atlas Energy, L.P. (“Atlas Energy”) approved the planned distribution of approximately 5.24 million of common units of Atlas Resource Partners, L.P. (“Atlas Resource Partners”), representing an approximately 19.6% limited partner interest in Atlas Resource Partners, to Atlas Energy’s unitholders. Atlas Resource Partners is currently a wholly owned subsidiary of Atlas Energy and was formed to hold substantially all of Atlas Energy’s current natural gas and oil development and production assets and its partnership management business. The distribution will be made after the close of trading on March 13, 2012 to Atlas Energy’s unitholders of record as of the close of business on February 28, 2012, the record date for the distribution. Atlas Energy will distribute 0.1021 of a common unit of Atlas Resource Partners for each common unit of Atlas Energy outstanding as of the record date. Unitholders will receive cash in lieu of fractional common units.

On February 16, 2012, Atlas Energy and Atlas Resource Partners issued a joint press release announcing that the board of directors of Atlas Energy’s general partner has approved the distribution, and announcing that the U.S. Securities and Exchange Commission declared effective on February 14, 2012 the Form 10 registration statement filed by Atlas Resource Partners in connection with the distribution. A copy of the press release is included as Exhibit 99.1 to this report.

In connection with the planned distribution, Atlas Resource Partners will distribute an information statement, dated February 15, 2012, to Atlas Energy unitholders describing the distribution and Atlas Resource Partners. A copy of this information statement is included as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release, dated February 16, 2012, entitled “Atlas Energy, L.P. Formally Approves Distribution of Atlas Resource Partners, L.P. Units to ATLS Unitholders; Form 10 Registration Statement Declared Effective”

99.2	Information Statement of Atlas Resource Partners, L.P., dated February 15, 2012

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

By: Atlas Resource Partners GP, LLC, its general partner

By:	Atlas Energy, L.P., its sole member

By:	Atlas Energy GP, LLC, its general partner

By:	/s/ Lisa Washington
Lisa Washington
Vice President, Chief Legal Officer and Secretary

February 16, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 16, 2012, entitled “Atlas Energy, L.P. Formally Approves Distribution of Atlas Resource Partners, L.P. Units to ATLS Unitholders; Form 10 Registration Statement Declared Effective”

99.2	Information Statement of Atlas Resource Partners, dated February 15, 2012